Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter and Year Ended December 31, 2017

– Quarterly GAAP Earnings of $0.35 and Core Earnings of $0.55 per Diluted Common Share –

–  Deploys $7.3 Billion of Capital During 2017, up 15% from Prior Year –

–  Deploys $2.3 Billion of Capital During Fourth Quarter of 2017 –

–  Closes $156 Million of $595 Million Affordable Housing Portfolio –

–  Subsequent to Year End, Issues $500 Million of Three-Year Unsecured Notes at L+128 bps –

– Declares Dividend of $0.48 per share for the First Quarter of 2018 –

GREENWICH, Conn., February 28, 2018 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter and year ended December 31, 2017.  The Company’s fourth quarter 2017 GAAP net income was $92.6 million, or $0.35 per diluted share, and $400.8 million, or $1.52 per diluted share, for the full year.  Core Earnings (a non-GAAP financial measure) for the fourth quarter was $144.7 million, or $0.55 per diluted share and $584.2 million, or $2.23 per diluted share, for the full year.

“We are very pleased with our performance in 2017.  Each of our business lines continued to perform exceedingly well, demonstrating the strength of our multi-cylinder platform. We grew our diversified portfolio with the deployment of $7.3 billion of capital during the year, including $4.2 billion of originations in our large loan business, an increase of 29% from prior year,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“Our large loan business continues to be our primary line of business, and we ended the quarter with the highest loan balance on the books in the over eight year history of our firm.  As we expand our originations team, we have maintained credit quality while reducing the cost of our liabilities to create returns that are at or above historical levels, despite changes in the lending environment. Leveraging our diversified platform, our relationship with Starwood Capital Group, and ample liquidity, we expect to close on a record pipeline of over $2.5 billion of investments in the first quarter.”

Dividend

On February 28, 2018, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending March 31, 2018. The dividend is payable on April 13, 2018 to common stockholders of record as of March 30, 2018.

2018 Outlook

Given its current outlook, the Company is confident that it will generate Core Earnings in excess of the dividend and expects to maintain a $1.92 per share distribution for the full year.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found at the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Conference Call and Webcast Information

The Company will host a webcast and conference call on Wednesday, February 28, 2018, at 10:00 a.m. Eastern Time to discuss the quarter’s financial results and recent events.  A webcast will be available on the Company’s website at www.starwoodpropertytrust.com.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic:  1-800-289-0517

International:  1-323-994-2083

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  1496293

The playback can be accessed through March 14, 2018.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), an affiliate of global private investment firm Starwood Capital Group, is the largest commercial mortgage real estate investment trust in the United States. The Company’s core business focuses on originating, acquiring, financing and managing commercial mortgage loans and other commercial real estate debt and equity investments. With total capital deployed since inception of over $39 billion, Starwood Property Trust continues to solidify its position as one of the premier real estate finance companies in the country.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.   Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed from time to time in the Company's reports filed with the SEC.

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended December 31, 2017

(Amounts in thousands)

			Investing			Investing
	Lending	Property	and Servicing			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$139,618	$—	$3,102	$—	$142,720	$—	$142,720
Interest income from investment securities	10,840	—	29,975	—	40,815	(28,047)	12,768
Servicing fees	143	—	24,321	—	24,464	(10,590)	13,874
Rental income	—	59,671	13,168	—	72,839	—	72,839
Other revenues	133	215	344	—	692	(61)	631
Total revenues	150,734	59,886	70,910	—	281,530	(38,698)	242,832
Costs and expenses:
Management fees	528	—	18	42,059	42,605	97	42,702
Interest expense	34,795	14,086	4,916	28,534	82,331	(273)	82,058
General and administrative	5,109	1,263	25,089	2,192	33,653	93	33,746
Acquisition and investment pursuit costs	1,533	(141)	(152)	—	1,240	—	1,240
Costs of rental operations	—	20,365	6,192	—	26,557	—	26,557
Depreciation and amortization	16	21,250	5,206	—	26,472	—	26,472
Loan loss allowance, net	(2,288)	—	—	—	(2,288)	—	(2,288)
Other expense	77	47	22	—	146	—	146
Total costs and expenses	39,770	56,870	41,291	72,785	210,716	(83)	210,633
Income (loss) before other income (loss), income taxes and non-controlling interests	110,964	3,016	29,619	(72,785)	70,814	(38,615)	32,199
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	49,326	49,326
Change in fair value of servicing rights	—	—	(1,359)	—	(1,359)	(1,663)	(3,022)
Change in fair value of investment securities, net	(124)	—	9,070	—	8,946	(8,696)	250
Change in fair value of mortgage loans held-for-sale, net	2,873	—	18,630	—	21,503	—	21,503
Earnings from unconsolidated entities	817	1,097	1,058	—	2,972	(230)	2,742
Gain on sale of investments and other assets, net	—	—	3,495	—	3,495	—	3,495
(Loss) gain on derivative financial instruments, net	(4,988)	(65)	1,120	(2,440)	(6,373)	—	(6,373)
Foreign currency gain (loss), net	5,249	(2)	(10)	—	5,237	—	5,237
Gain on extinguishment of debt	—	—	—	1	1	—	1
Other income, net	—	7	8	1,745	1,760	—	1,760
Total other income (loss)	3,827	1,037	32,012	(694)	36,182	38,737	74,919
Income (loss) before income taxes	114,791	4,053	61,631	(73,479)	106,996	122	107,118
Income tax benefit (provision)	188	(249)	(13,176)	—	(13,237)	—	(13,237)
Net income (loss)	114,979	3,804	48,455	(73,479)	93,759	122	93,881
Net income attributable to non-controlling interests	(355)	—	(800)	—	(1,155)	(122)	(1,277)
Net income (loss) attributable to Starwood Property Trust, Inc.	$114,624	$3,804	$47,655	$(73,479)	$92,604	$—	$92,604

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended December 31, 2017

(Amounts in thousands except per share data)

			Investing
	Lending	Property	and Servicing
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$114,624	$3,804	$47,655	$(73,479)	$92,604
Add / (Deduct):
Non-cash equity compensation expense	663	27	915	3,255	4,860
Management incentive fee	—	—	—	21,961	21,961
Acquisition and investment pursuit costs	1,035	(232)	46	—	849
Depreciation and amortization	16	21,528	4,804	—	26,348
Loan loss allowance, net	(2,288)	—	—	—	(2,288)
Interest income adjustment for securities	(208)	—	4,261	—	4,053
Extinguishment of debt, net	—	—	—	15,213	15,213
Other non-cash items	—	(549)	112	—	(437)
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	(2,873)	—	(18,630)	—	(21,503)
Securities	123	—	(9,070)	—	(8,947)
Derivatives	4,609	166	(1,595)	2,666	5,846
Foreign currency	(5,249)	2	10	—	(5,237)
Earnings from unconsolidated entities	(817)	(1,097)	(1,058)	—	(2,972)
Purchases and sales of properties	—	—	—	—	—
Recognition of realized gains / (losses) on:
Loans held-for-sale	(543)	—	15,864	—	15,321
Securities	—	—	(4,095)	—	(4,095)
Derivatives	2,297	(666)	3,060	(246)	4,445
Foreign currency	(1,765)	(2)	(208)	—	(1,975)
Earnings from unconsolidated entities	816	—	1,292	—	2,108
Purchases and sales of properties	—	—	(1,451)	—	(1,451)
Core Earnings (Loss)	$110,440	$22,981	$41,912	$(30,630)	$144,703
Core Earnings (Loss) per Weighted Average Diluted Share	$0.42	$0.09	$0.16	$(0.12)	$0.55

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the year ended December 31, 2017

(Amounts in thousands)

			Investing			Investing
	Lending	Property	and Servicing			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$499,806	$—	$14,008	$—	$513,814	$—	$513,814
Interest income from investment securities	46,710	—	134,743	—	181,453	(128,640)	52,813
Servicing fees	711	—	111,158	—	111,869	(50,423)	61,446
Rental income	—	198,466	50,534	—	249,000	—	249,000
Other revenues	686	645	1,794	—	3,125	(310)	2,815
Total revenues	547,913	199,111	312,237	—	1,059,261	(179,373)	879,888
Costs and expenses:
Management fees	1,933	—	72	120,387	122,392	307	122,699
Interest expense	107,167	46,552	19,840	123,201	296,760	(1,094)	295,666
General and administrative	19,981	4,734	94,625	9,911	129,251	336	129,587
Acquisition and investment pursuit costs	3,240	375	(143)	—	3,472	—	3,472
Costs of rental operations	—	72,208	22,050	—	94,258	—	94,258
Depreciation and amortization	66	73,538	19,999	—	93,603	—	93,603
Loan loss allowance, net	(5,458)	—	—	—	(5,458)	—	(5,458)
Other expense	149	110	1,163	—	1,422	—	1,422
Total costs and expenses	127,078	197,517	157,606	253,499	735,700	(451)	735,249
Income (loss) before other income (loss), income taxes and non-controlling interests	420,835	1,594	154,631	(253,499)	323,561	(178,922)	144,639
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	252,434	252,434
Change in fair value of servicing rights	—	—	(30,315)	—	(30,315)	5,992	(24,323)
Change in fair value of investment securities, net	175	—	54,333	—	54,508	(58,319)	(3,811)
Change in fair value of mortgage loans held-for-sale, net	2,324	—	64,663	—	66,987	—	66,987
Earnings (loss) from unconsolidated entities	3,365	(27,685)	68,192	—	43,872	(13,367)	30,505
(Loss) gain on sale of investments and other assets, net	(59)	77	20,481	—	20,499	—	20,499
Loss on derivative financial instruments, net	(35,262)	(32,333)	(2,497)	(2,440)	(72,532)	—	(72,532)
Foreign currency gain, net	33,651	14	6	—	33,671	—	33,671
OTTI	(109)	—	—	—	(109)	—	(109)
Loss on extinguishment of debt	—	—	—	(5,915)	(5,915)	—	(5,915)
Other income, net	—	7	1,105	1,745	2,857	(613)	2,244
Total other income (loss)	4,085	(59,920)	175,968	(6,610)	113,523	186,127	299,650
Income (loss) before income taxes	424,920	(58,326)	330,599	(260,109)	437,084	7,205	444,289
Income tax provision	(143)	(249)	(31,130)	—	(31,522)	—	(31,522)
Net income (loss)	424,777	(58,575)	299,469	(260,109)	405,562	7,205	412,767
Net income attributable to non-controlling interests	(1,419)	—	(3,373)	—	(4,792)	(7,205)	(11,997)
Net income (loss) attributable to Starwood Property Trust, Inc.	$423,358	$(58,575)	$296,096	$(260,109)	$400,770	$—	$400,770

Reconciliation of Net Income to Core Earnings

For the year ended December 31, 2017

(Amounts in thousands except per share data)

			Investing
	Lending	Property	and Servicing
	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$423,358	$(58,575)	$296,096	$(260,109)	$400,770
Add / (Deduct):
Non-cash equity compensation expense	3,016	109	3,406	11,595	18,126
Management incentive fee	—	—	—	42,144	42,144
Acquisition and investment pursuit costs	1,109	(70)	137	—	1,176
Depreciation and amortization	66	74,510	18,245	—	92,821
Loan loss allowance, net	(5,458)	—	—	—	(5,458)
Interest income adjustment for securities	(905)	—	13,697	—	12,792
Extinguishment of debt, net	—	—	—	21,129	21,129
Other non-cash items	—	(2,214)	1,672	—	(542)
Reversal of unrealized (gains) / losses on:
Loans held-for-sale	(2,324)	—	(64,663)	—	(66,987)
Securities	(66)	—	(54,333)	—	(54,399)
Derivatives	33,506	31,676	461	2,666	68,309
Foreign currency	(33,651)	(14)	(6)	—	(33,671)
Earnings from unconsolidated entities	(3,365)	27,685	(68,192)	—	(43,872)
Purchases and sales of properties	—	—	(613)	—	(613)
Recognition of realized gains / (losses) on:
Loans held-for-sale	(1,092)	—	64,814	—	63,722
Securities	—	—	4,237	—	4,237
Derivatives	16,864	(684)	1,809	(739)	17,250
Foreign currency	(14,420)	14	(1,346)	—	(15,752)
Earnings from unconsolidated entities	3,345	3,563	57,066	—	63,974
Purchases and sales of properties	—	(153)	(840)	—	(993)
Core Earnings (Loss)	$419,983	$75,847	$271,647	$(183,314)	$584,163
Core Earnings (Loss) per Weighted Average Diluted Share	$1.60	$0.29	$1.04	$(0.70)	$2.23

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of December 31, 2017

(Amounts in thousands)

			Investing			Investing
	Lending	Property	and Servicing			and Servicing
	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$14,580	$10,388	$39,446	$299,308	$363,722	$5,726	$369,448
Restricted cash	21,555	12,491	10,289	4,490	48,825	—	48,825
Loans held-for-investment, net	6,558,699	—	3,796	—	6,562,495	—	6,562,495
Loans held-for-sale	613,287	—	132,456	—	745,743	—	745,743
Loans transferred as secured borrowings	74,403	—	—	—	74,403	—	74,403
Investment securities	694,012	—	1,024,143	—	1,718,155	(999,952)	718,203
Properties, net	—	2,364,806	282,675	—	2,647,481	—	2,647,481
Intangible assets	—	116,081	95,257	—	211,338	(28,246)	183,092
Investment in unconsolidated entities	45,028	110,704	50,759	—	206,491	(20,988)	185,503
Goodwill	—	—	140,437	—	140,437	—	140,437
Derivative assets	6,487	26,775	636	—	33,898	—	33,898
Accrued interest receivable	46,650	68	243	786	47,747	—	47,747
Other assets	5,648	71,929	59,676	3,755	141,008	(2,868)	138,140
VIE assets, at fair value	—	—	—	—	—	51,045,874	51,045,874
Total Assets	$8,080,349	$2,713,242	$1,839,813	$308,339	$12,941,743	$49,999,546	$62,941,289
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$23,054	$62,890	$74,426	$23,536	$183,906	$1,211	$185,117
Related-party payable	20	—	31	42,318	42,369	—	42,369
Dividends payable	—	—	—	125,916	125,916	—	125,916
Derivative liabilities	20,386	13,063	85	2,666	36,200	—	36,200
Secured financing agreements, net	3,466,487	1,621,885	411,526	296,858	5,796,756	(23,700)	5,773,056
Unsecured senior notes, net	—	—	—	2,125,235	2,125,235	—	2,125,235
Secured borrowings on transferred loans, net	74,185	—	—	—	74,185	—	74,185
VIE liabilities, at fair value	—	—	—	—	—	50,000,010	50,000,010
Total Liabilities	3,584,132	1,697,838	486,068	2,616,529	8,384,567	49,977,521	58,362,088
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	2,660	2,660	—	2,660
Additional paid-in capital	1,818,559	957,329	659,062	1,280,296	4,715,246	—	4,715,246
Treasury stock	—	—	—	(92,104)	(92,104)	—	(92,104)
Accumulated other comprehensive income (loss)	57,914	12,076	(66)	—	69,924	—	69,924
Retained earnings (accumulated deficit)	2,609,050	(14,335)	687,015	(3,499,042)	(217,312)	—	(217,312)
Total Starwood Property Trust, Inc. Stockholders’ Equity	4,485,523	955,070	1,346,011	(2,308,190)	4,478,414	—	4,478,414
Non-controlling interests in consolidated subsidiaries	10,694	60,334	7,734	—	78,762	22,025	100,787
Total Equity	4,496,217	1,015,404	1,353,745	(2,308,190)	4,557,176	22,025	4,579,201
Total Liabilities and Equity	$8,080,349	$2,713,242	$1,839,813	$308,339	$12,941,743	$49,999,546	$62,941,289

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com